Exhibit 99, Table of Transactions

David D. Mandarich, February 11, 2007 Transaction

Schedule A

600 shares at $43.01

100 shares at $43.03

800 shares at $43.05

7 shares at $43.07

200 shares at $43.09

100 shares at $43.11

800 shares at $43.12

100 shares at $43.13

500 shares at $43.15

500 shares at $43.16

700 shares at $43.20

200 shares at $43.22

100 shares at $43.23

700 shares at $43.24

100 shares at $43.25

493 shares at $43.28

300 shares at $43.30

100 shares at $43.40

300 shares at $43.43

400 shares at $43.49

1300 shares at $43.50

700 shares at $43.51

200 shares at $43.52

900 shares at $43.52

200 shares at $43.53

600 shares at $43.54

100 shares at $43.55

1996 shares at $43.55

100 shares at $43.55

300 shares at $43.56

200 shares at $43.57

100 shares at $43.57

438 shares at $43.57

100 shares at $43.58

100 shares at $43.59

100 shares at $43.59

100 shares at $43.59

200 shares at $43.60

100 shares at $43.60

300 shares at $43.60

1300 shares at $43.61

400 shares at $43.63

100 shares at $43.68

100 shares at $43.69

645 shares at $43.69

400 shares at $43.70

200 shares at $43.71

100 shares at $43.72

680 shares at $43.72

600 shares at $43.74

100 shares at $43.75

300 shares at $43.76

200 shares at $43.78

200 shares at $43.78

200 shares at $43.78

400 shares at $43.79

609 shares at $43.80

900 shares at $43.81

200 shares at $43.83

300 shares at $43.84

300 shares at $43.84

100 shares at $43.85

100 shares at $43.86

700 shares at $43.87

200 shares at $43.89

200 shares at $43.90

300 shares at $43.95

100 shares at $43.96

100 shares at $44.02

200 shares at $44.09

700 shares at $44.12

300 shares at $44.14

600 shares at $44.15

1000 shares at $44.16

100 shares at $44.17

200 shares at $44.17

400 shares at $44.17

100 shares at $44.17

100 shares at $44.18

900 shares at $44.19

100 shares at $44.20

1100 shares at $44.22

200 shares at $44.22

1000 shares at $44.24

300 shares at $44.24

1000 shares at $44.24

300 shares at $44.24

100 shares at $44.24

330 shares at $44.25

296 shares at $44.26

711 shares at $44.28

193 shares at $44.29

200 shares at $44.30

700 shares at $44.30

320 shares at $44.31

100 shares at $44.32

284 shares at $44.33

320 shares at $44.34

816 shares at $44.35

500 shares at $44.36

800 shares at $44.37

300 shares at $44.38

800 shares at $44.40

300 shares at $44.41

248 shares at $44.43

100 shares at $44.44

500 shares at $44.44

400 shares at $44.45

600 shares at $44.45

113 shares at $44.46

196 shares at $44.46

200 shares at $44.47

300 shares at $44.47

200 shares at $44.47

100 shares at $44.47

307 shares at $44.49

100 shares at $44.50

297 shares at $44.51

100 shares at $44.52

100 shares at $44.52

496 shares at $44.54

105 shares at $44.55

1395 shares at $44.56

100 shares at $44.57

575 shares at $44.57

600 shares at $44.58

100 shares at $44.58

600 shares at $44.58

425 shares at $44.59

100 shares at $44.60

300 shares at $44.60

600 shares at $44.61

300 shares at $44.62

300 shares at $44.63

200 shares at $44.64

200 shares at $44.64

300 shares at $44.64

100 shares at $44.65

100 shares at $44.67

300 shares at $44.68

300 shares at $44.70

1500 shares at $44.71

300 shares at $44.72

600 shares at $44.73

1243 shares at $44.74

117 shares at $44.75

100 shares at $44.75

1874 shares at $44.75

100 shares at $44.76

200 shares at $44.77

200 shares at $44.78

600 shares at $44.79

400 shares at $44.81

1900 shares at $44.82

500 shares at $44.83

200 shares at $44.84

100 shares at $44.85

1300 shares at $44.85

3000 shares at $44.86

300 shares at $44.87

100 shares at $44.87

1486 shares at $44.87

300 shares at $44.88

1800 shares at $44.88

100 shares at $44.89

1416 shares at $44.89

100 shares at $44.89

200 shares at $44.90

1213 shares at $44.90

100 shares at $44.90

100 shares at $44.91

1014 shares at $44.91

100 shares at $44.92

1000 shares at $44.92

400 shares at $44.93

100 shares at $44.94

300 shares at $44.94

600 shares at $44.95

100 shares at $44.95

800 shares at $44.96

2000 shares at $44.96

1100 shares at $44.97

100 shares at $44.98

1600 shares at $44.98

500 shares at $44.99

100 shares at $44.99

200 shares at $45.00

1180 shares at $45.00

1517 shares at $45.01

100 shares at $45.02

1131 shares at $45.02

2550 shares at $45.03

1224 shares at $45.04

100 shares at $45.04

1610 shares at $45.05

310 shares at $45.06

876 shares at $45.06

200 shares at $45.07

200 shares at $45.07

100 shares at $45.08

1007 shares at $45.08

200 shares at $45.08

100 shares at $45.09

400 shares at $45.09

500 shares at $45.10

850 shares at $45.10

307 shares at $45.11

200 shares at $45.12

100 shares at $45.13

354 shares at $45.13

100 shares at $45.14

100 shares at $45.15

200 shares at $45.15

100 shares at $45.16

1373 shares at $45.17

200 shares at $45.17

300 shares at $45.18

594 shares at $45.18

100 shares at $45.19

100 shares at $45.20

400 shares at $45.21

300 shares at $45.21

201 shares at $45.22

300 shares at $45.23

200 shares at $45.24

456 shares at $45.25

100 shares at $45.26

400 shares at $45.27

200 shares at $45.28

100 shares at $45.29

100 shares at $45.29

100 shares at $45.30

100 shares at $45.31

104,998 total shares sold at an average sale price of $44.465 per share.